





Reliant Resources™

Acquisition of Orion Power Holdings, Inc.

SEPTEMBER 28, 2001

Special Note Regarding Forward–Looking Statements



- Some of the statements made in this presentation, including our earnings projections, constitute forward-looking statements. These statements involve known and unknown risks and relate to future events or our projected business results.
- Actual events or results may differ materially from any forward-looking statement as a result of various factors. These factors include:
  - state, federal and international legislative and regulatory developments, including deregulation, re-regulation and restructuring of the electric utility industry and changes in or application of environmental and other laws and regulations to which we are subject,
  - the timing of the implementation of our business separation plan,
  - the effects of competition, including the extent and timing of the entry of additional competitors in our markets,
  - industrial, commercial and residential growth in our service territories,
  - our pursuit of potential business strategies, including acquisitions or dispositions of assets or the development of additional power generation facilities,
  - state, federal and other rate regulations in the U.S. and in foreign countries in which we operate or into which we might expand our operations,
  - the timing and extent of changes in commodity prices and interest rates,
  - weather variations and other natural phenomena,
  - political, legal and economic conditions and developments in the U.S. and in foreign countries in which we operate or into which we might expand our operations, including the effects of fluctuations in foreign currency exchange rates,
  - financial market conditions and the results of our financing efforts,
  - the performance of projects undertaken and the success of our efforts to invest in and develop new opportunities, and
  - other factors including the risks outlined under "Risk Factors" in the Reliant Resources Prospectus and in our other filings with the Securities and Exchange Commission.

Reliant Resources

Today's Presenters



R. Steve Letbetter	*Chairman, President and CEO*
Stephen W. Naeve	*Executive Vice President and CFO*
Joe Bob Perkins	*Executive Vice President and Group President, Wholesale Businesses*

Reliant Resources

Transaction Summary



Offer Price:	$26.80 per share, all cash
Equity Value:	$2.9 billion
Enterprise Value:	$4.8 billion
Overview of Orion Power:	Generation assets in New York, the Mid-Atlantic, and the Mid-Continent – 81 plants in operation (5,926 MW) – 1 plant under construction (568 MW) – 2 development projects (1,463 MW)
Closing:	Expected in 3 to 5 months
Share Repurchase:	As previously announced, up to 10 million shares

Reliant Resources

Strategic Benefits



- Strengthens RRI portfolio
  - Expansion into complementary regions
  - Increases baseload portion of portfolio
  - Diversifies fuel mix with more coal and hydro
  - Favorable medium-term off-take contracts
- Immediately accretive to EPS
  - Enhanced commercialization opportunities
  - Cost synergies
- Upside opportunity in managing Orion Power's portfolio
  - Leading trading, marketing and risk management skills
  - Existing PJM capacity and presence

Reliant Resources

Consistent with RRI Strategy



- Target selected regions ✓
- Build scale within targeted regions ✓
- Access assets across supply curve ✓
- Utilize commercial skills to maximize value and earnings ✓

Largest Unregulated Generators in U.S.



Nameplate capacity expected to be operational in 2001



Megawatts
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
18,748
17,279
14,634
14,129
13,539
12,713
12,694
11,353
11,332
10,050
8,491
8,254
8,008
7,026
6,360
6,110
5,926
Exelon
RRI / Orion
Edison
Xcel
Mirant
Calpine
PSEG
RRI
Dynegy
PPL
Constellation
PG&E
AES
Duke
KeySpan
FPL
Orion

Source: Resource Data International, July 2001 (and internal forecasts)

Reliant Resources

Strategic Overlap of Mid-Atlantic Assets





Reliant
Resources
Orion Plants
Coal
Hydro
NERC Region
ECAR
MAAC
MAIN
NPCC
SERC
Carr Street
Warren
Blossburg
Avon Lake
Wayne
Niles
New Castle
Piney
Shawville
Shawnee
Portland
Astoria
Keystone
Cheswick
Glen Gardner
Gowanus
Narrows
Brunot Island
Seward
Gilbert
Werner
Elrama
Conemaugh
Titus
Sayreville
Mountain
York Haven
Orrtanna
Hunterstown
Liberty
Tolna Hamilton
Deep Creek
Henderson County
KY
Kelson Ridge
Ceredo

East ECAR Coal Plants

Avon Lake	739 MW
Cheswick	570 MW
Elrama	487 MW
New Castle	338 MW
Niles	246 MW
Total	**2,380 MW**

lew York City NG/Oil Plants

Astoria	1,265 MW
Gowanus	524 MW
Narrows	271 MW
Total	**2,060 MW**

Upstate NY Hydro Facilities

70 plants	650 MW
Total	**650 MW**

Other NG/Oil Plants

Ceredo	500 MW
Brunot Island	234 MW
Carr Street	102 MW
Total	**836 MW**

Total Existing Generation
5,926 MW

Reliant Resources

Regionally Diversified Portfolio




New York
Mid-
Continent
Mid-
Atlantic
Southwe
st
Texas
Florida

Reliant Resources

Regionally Diversified Portfolio



Generation Capacity (MW)

	Southwest	Mid-Continent	Mid-Atlantic	New York	West Virginia	Florida	Texas	Total U.S.
RRI:								
Operating	4,045	1,063	4,262	-	-	619	222	10,211
Construction	563	958	1,316	-	-	464	609	3,910
Advanced Development	1,110	-	-	-	-	-	-	1,110
Long-term Contracts	-	350	-	-	-	1,360	646	2,356
Renewables	-	-	-	-	-	-	260	260
TOTAL	5,718	2,371	5,578	-	-	2,443	1,737	17,847
Orion:								
Operating	-	985	1,629	2,812	500	-	-	5,926
Construction	-	-	568	-	-	-	-	568
Advanced Development	-	-	1,088	375	-	-	-	1,463
TOTAL	-	985	3,285	3,187	500	-	-	7,957
RRI + Orion:								
Operating	4,045	2,048	5,891	2,812	500	619	222	16,137
Construction	563	958	1,884	-	-	464	609	4,478
Advanced Development	1,110	-	1,088	375	-	-	-	2,573
Long-term Contracts	-	350	-	-	-	1,360	646	2,356
Renewables	-	-	-	-	-	-	260	260
TOTAL GENERATION CAPACITY	5,718	3,356	8,863	3,187	500	2,443	1,737	25,804

*Total excludes Texas Genco option (14,000 MW, January 2004)

Dispatch Type and Fuel Source Diversity



	RRI Existing Portfolio	RRI + Orion Existing + Under Construction

Dispatch type


Peaking
29 %
24 %
Baseload
47 %
Intermediate


Peaking
25 %
Baseload
44 %
31 %
Intermediate

Fuel source


Hydro 1%
Coal
14 %
Oil 4%
52 %
Gas
29 %
Dual-burning


Hydro 3%
Coal
21 %
Oil 2%
47 %
Gas
27 %
Dual-burning

Orion Power's Contractual Positions



Plants	*Capacity*	*Contracted Capacity*	*Contract Term*
Midwest plants	3,114 MW	~ 2,400 MW	Dec 2004
NY hydro plants	650 MW	650 MW	Sep 2004
Carr Street (NY)	102 MW	102 MW	Nov 2003
Other plants	2,060 MW		
Existing capacity	5,926 MW	3,152 MW	
Liberty (under construction)	568 MW	568 MW	2015
	6,494 MW	3,720 MW	

Synergies



- Commercial
  - Cross regional trading / arbitrage
  - Transmission optimization
  - Fuel arbitrage
  - Additional marketing / origination
- Cost savings

Total pre-tax synergies

- $80 – $100 million annually
- Minor transaction costs to achieve

Financing Plan



Interim	Permanent
■ Cash balances ■ Current credit facilities ■ New credit facilities	■ Cash balances (proceeds from UNA sale) ■ Term notes

- Assuming Orion Power debt
- Share repurchase
- Expect to maintain investment grade ratings

Reliant Resources

Required Approvals



- Orion Power shareholders
- FERC
- New York PSC
- HSR

Close early 2002

Reliant Resources

Drivers of Change in Market Conditions



- Impact of regulatory actions
- Conservation efforts greater than expected
- Milder summer weather
- Slowing U.S. economy

Reliant Resources

Change in Western Markets





mBtu/kwh
SP-15 6X16 Heat Rate
45
40
35
30
25
20
15
10
5
0
Jun-01
Aug-01
Oct-01
Dec-01
Feb-02
Apr-02
Jun-02
Aug-02
Oct-02
Dec-02
Feb-03
Apr-03
Jun-03
Aug-03
Oct-03
Dec-03
Feb-04
Apr-04
Jun-04
Aug-04
Oct-04
Dec-04
December 2000
March 2001
September 2001

* SP-15 forward power prices / (NYMEX HH + SoCal Basis)

Reliant Resources

Resulting Earnings Outlook



- Earnings expectations for 2001 – remain $1.60 to $1.70 per share
- RRI 2002 pro forma with Orion – $2.05 to $2.15 per share

Transaction Highlights



- Excellent strategic fit
- Accretive transaction
- Positioned for the future

Reliant Resources









Reliant Resources™

Questions & Answers